UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2019

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY	40223
(Address of principal executive offices)	(Zip Code)

(502) 791-8800

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 5.07 Submission to a Vote of Security Holders.

On June 10, 2019, Creative Realities, Inc. (the “Company”) held an annual meeting of shareholders (the “Annual Meeting”) in Louisville, Kentucky. As of April 25, 2019, the record date for the Annual Meeting, 9,686,716 shares of Common Stock of the Company (“Common Stock”) were issued and outstanding. Each share of Common Stock entitles its holder to cast one vote. The items voted on at the Annual Meeting and the results of such voting are set forth below:

(1) The Company’s shareholders elected five directors to serve on the Board of Directors of the Company. The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all five nominees:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alec Machiels	5,294,089	60,678	2,214,547
David Bell	5,310,945	43,822	2,214,547
Donald A. Harris	5,310,898	43,869	2,214,547
Richard Mills	5,307,185	47,582	2,214,547
Joseph Manko	5,311,058	43,709	2,214,547

(2) The Company’s shareholders approved the non-binding advisory resolution to approve compensation of the Company’s executive officers, as disclosed in the proxy statement for the Annual Meeting. There were 5,281,468 votes cast for the proposal and 73,149 votes cast against the proposal. 132 votes abstained, and there were 2,214,547 broker non-votes.

(3) A non-binding advisory resolution for shareholders to approve the compensation of the Company’s executive officers every three years has received 5,352,325 votes cast, the largest amount of votes cast of the frequency options. There were 1,019,046 votes cast for approving the Company’s execution compensation every year, 13,342 votes cast for approving the Company’s execution compensation every two years, and 2,214,547 broker non-votes.

(4) The Company’s shareholders have ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. There were 7,565,465 votes cast for the proposal and 3,740 votes cast against the proposal. 109 votes abstained, and there were 0 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: June 10, 2019	By:	/s/ Will Logan
Will Logan Chief Financial Officer

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